SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

BARRA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19690 (Commission File Number)	94-2993326 (IRS Employer Identification No.)

2100 Milvia Street, Berkeley, California 94704-1113
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 548-5442

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Table of Contents

Item 7. Financial Statements and Exhibits.

     (c)     Exhibits

          99.1     Press Release dated October 22, 2003 by Barra, Inc.

Item 12. Results of Operations and Financial Condition.

     On October 22, 2003, Barra, Inc. (the “Company”) issued a press release relating to the Company’s earnings for the quarter ended September 30, 2003, and including certain other information. A copy of the Company’s press release dated October 22, 2003 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Company will discuss its second quarter results during a webcast and conference call today at 11:30 Eastern Time. To access the webcast, please visit the CCBN website at www.fulldisclosure.com. Alternatively, you may link to the webcast from the “Investors” section of the Company’s website located at http://www.barra.com.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRA, INC

	By:	/s/ Greg Stockett

Greg Stockett
Chief Financial Officer
Date: October 22, 2003

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Exhibit Index

     The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by the Company on October 22, 2003.